Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC.

REPORTS RESULTS FOR THE QUARTER ENDED JUNE 30, 2005

LONG BEACH, CA, August 1, 2005 — Health Care Property Investors, Inc. (the “Company”) (NYSE:HCP), a healthcare real estate investment trust (“REIT”), today announced operating results for the quarter ended June 30, 2005. Net income applicable to common shares for the quarter ended June 30, 2005, was $37.8 million, or $0.28 per diluted share of common stock. This compares with net income applicable to common shares of $36.3 million, or $0.27 per diluted share of common stock for the quarter ended June 30, 2004.  Net income applicable to common shares for the six months ended June 30, 2005, was $75.9 million, or $0.56 per diluted share of common stock, compared to $77.9 million, or $0.59 per diluted share of common stock in the year ago period.

Funds From Operations (“FFO”) applicable to common shares was $64.3 million, or $0.47 per diluted share of common stock, for the quarter ended June 30, 2005, compared to FFO applicable to common shares of $58.0 million, or $0.44 per diluted share of common stock, for the quarter ended June 30, 2004. FFO applicable to common shares for the six months ended June 30, 2005, was $123.2 million, or $0.91 per diluted share of common stock, compared to $112.0 million, or $0.84 per diluted share of common stock in the year ago period.  Prior to impairment charges, FFO applicable to common shares was $0.45 and $0.86 per diluted share of common stock for the three and six months ended June 30, 2004, respectively.  No impairment charges were incurred in 2005.  FFO is a supplemental non-GAAP financial measure that the Company believes is helpful in evaluating the operating performance of real estate investment trusts.

RECENT DEVELOPMENTS

•                  Year-to-date, the Company has made secured loans and acquired interests in properties aggregating $441 million, including the following:

•                  On July 22, 2005, the Company acquired twelve independent and assisted living facilities for approximately $252 million, including assumed debt valued at approximately $52 million, through a sale-leaseback transaction.  These facilities have an initial lease term of 15 years, with three ten-year renewal options.  The initial annual lease rate is approximately 7.1% with annual escalators based on the Consumer Price Index (“CPI”) that have a floor of 3%.  Eleven of the facilities have an average occupancy of 91%.  One facility will be placed into service in August 2005 and is currently 34% pre-leased.

•                  On July 1, 2005, the Company acquired an assisted living facility for approximately $16 million through a sale-leaseback transaction. The facility has an initial lease term of 15 years, with two ten-year renewal options.  The initial annual lease rate is approximately 8.75% with annual CPI-based escalators that have a floor of 2.75%.  The property is currently 96% occupied and a 60-unit expansion is planned.

•                  As previously announced, on April 28, 2005, the Company acquired five medical office buildings for approximately $81 million, including assumed debt valued at $29 million. The initial yield is 7.0% with two properties currently in lease-up.  The yield following lease-up is expected to be 8.2%.  The medical office buildings include approximately 537,000 rentable square feet.

•                  As previously announced, on April 20, 2005, the Company acquired five assisted living facilities for $58 million through a sale-leaseback transaction. These facilities have an initial lease term of 15 years, with two ten-year renewal options. The initial annual lease rate is approximately 9.0% with annual CPI-based escalators that have a floor of 2.75%. These properties are included in a new master lease along with five other properties currently leased to the operator.

•                  Year-to-date, the Company sold interests in ten properties for approximately $48 million and recognized a gain of approximately $9 million. During the quarter ended June 30, 2005, the Company sold interests in six properties for approximately $13 million and recognized a gain of approximately $4 million.

•                  On April 27, 2005, the Company issued $250 million of 5 5/8% senior unsecured notes due 2017. The notes were priced at 99.585% of the principal amount for an effective yield of 5.673%.  The Company received proceeds of $247 million, which were used to repay borrowings under the bank line of credit and for general corporate purposes.

•                  On July 27, 2005, the Company announced that its Board declared a quarterly cash dividend of $0.42 per share of common stock. The common stock cash dividend will be paid on August 19, 2005, to stockholders of record as of the close of business on August 8, 2005.

FUTURE OPERATIONS

For the full year 2005, the Company presently expects net income applicable to common shares to range between $1.04 and $1.08 per diluted common share, and FFO applicable to common shares to range between $1.82 and $1.86 per diluted common share.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, August 2, 2005 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended June 30, 2005. The conference call is accessible by dialing 800-901-5241 (U.S.) and 617-786-2963 (International). The participant pass code is 65700216. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Eastern Time on August 2, 2005 through August 16, 2005 on the Company’s web site. The Company’s supplemental information package for the current period will also be available on the Company’s web site in the “Presentations” section of the “Investor Relations” tab.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered REIT that invests directly or through joint ventures in healthcare facilities. As of June 30, 2005, the Company’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 529 properties in 42 states and consisted of 28 hospitals, 165 skilled nursing facilities, 121 assisted living and continuing care retirement communities, 191 medical office buildings and 24 other healthcare facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

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Contact:

Health Care Property Investors, Inc., Long Beach, California

Talya Nevo-Hacohen

Senior Vice President – Strategic Development and Treasurer

(562) 733-5100

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include the Company’s estimate of net income per diluted common share and FFO per diluted common share for the full year 2005. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of healthcare facilities, competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments.  Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Revenues and other income	$118,542	$103,926	$226,763	$198,729

Net income applicable to common shares	$37,764	$36,302	$75,939	$77,854

Basic earnings per common share	$0.28	$0.28	$0.57	$0.59

Diluted earnings per common share	$0.28	$0.27	$0.56	$0.59

Weighted average shares used to calculate diluted earnings per common share	135,214	132,856	134,871	132,778

Funds from operations applicable to common shares (1)	$64,294	$57,998	$123,208	$111,975

Basic funds from operations per common share (1)	$0.48	$0.44	$0.92	$0.85

Diluted funds from operations per common share (1)	$0.47	$0.44	$0.91	$0.84

Weighted average shares used to calculate diluted funds from operations per common share	140,246	138,115	139,903	135,407

Impairments	$—	$2,462	$—	$3,437

Per common share impact of impairments on diluted funds from operations	$—	$0.01	$—	$0.02

(1)          The Company believes that Funds From Operations (“FFO”) applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.  A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues and other income:
Rental revenues	$112,465	$93,097	$215,268	$178,140
Equity income from unconsolidated joint ventures	88	849	299	2,086
Interest and other income	5,989	9,980	11,196	18,503
	118,542	103,926	226,763	198,729

Costs and expenses:
Interest	25,372	19,743	48,610	40,957
Depreciation and amortization	27,253	20,457	50,997	40,318
Operating	15,419	9,894	28,742	19,139
General and administrative	8,827	8,554	16,146	15,405
Impairments	—	1,216	—	1,216
	76,871	59,864	144,495	117,035

Income before minority interests	41,671	44,062	82,268	81,694
Minority interests	(3,031)	(3,289)	(6,178)	(6,153)

Income from continuing operations	38,640	40,773	76,090	75,541

Discontinued operations:
Operating income	241	1,771	1,511	4,830
Gain (loss) on sales of real estate, net of impairments	4,166	(960)	8,904	8,048
	4,407	811	10,415	12,878

Net income	43,047	41,584	86,505	88,419
Preferred stock dividends	(5,283)	(5,282)	(10,566)	(10,565)

Net income applicable to common shares	$37,764	$36,302	$75,939	$77,854

Basic earnings per common share:
Continuing operations	$0.25	$0.27	$0.49	$0.50
Discontinued operations	0.03	0.01	0.08	0.09
Net income applicable to common shares	$0.28	$0.28	$0.57	$0.59

Diluted earnings per common share:
Continuing operations	$0.25	$0.27	$0.49	$0.49
Discontinued operations	0.03	—	0.07	0.10
Net income applicable to common shares	$0.28	$0.27	$0.56	$0.59

Weighted average shares used to calculate earnings per common share:
Basic	134,445	131,653	133,968	131,196

Diluted	135,214	132,856	134,871	132,778

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Net income applicable to common shares	$37,764	$36,302	$75,939	$77,854
Real estate depreciation and amortization:
Continuing operations	27,253	20,457	50,997	40,318
Discontinued operations	141	720	381	2,158
Gain on real estate dispositions	(4,166)	(286)	(8,904)	(10,269)
Equity income from unconsolidated joint ventures	(88)	(849)	(299)	(2,086)
FFO from unconsolidated joint ventures	3,708	1,954	5,730	4,491
Minority interests	3,031	3,289	6,178	6,153
Minority interests in FFO	(3,349)	(3,589)	(6,814)	(6,644)
Funds from operations applicable to common shares (1)	$64,294	$57,998	$123,208	$111,975

Distributions on convertible units	$2,113	$2,195	$4,233	$2,195

Diluted funds from operations applicable to common shares (1)	$66,407	$60,193	$127,441	$114,170

Basic funds from operations per common share (1)	$0.48	$0.44	$0.92	$0.85

Diluted funds from operations per common share (1)	$0.47	$0.44	$0.91	$0.84

Weighted average shares used to calculate diluted funds from operations per common share	140,246	138,115	139,903	135,407

Impairments	$—	$2,462	$—	$3,437

Per common share impact of impairments on diluted funds from operations	$—	$0.01	$—	$0.02

(1)          The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheet

In thousands, except share and per share data

	June 30,	December 31,
	2005	2004
	(Unaudited)
Assets
Real estate:
Buildings and improvements	$3,141,240	$3,025,707
Developments in process	13,590	25,777
Land	306,761	299,461
Less accumulated depreciation and amortization	565,559	533,764
Net real estate	2,896,032	2,817,181

Loans receivable, net:
Joint venture partners	7,006	6,473
Others	140,643	139,919
Investments in and advances to unconsolidated joint ventures	48,694	60,506
Accounts receivable, net of allowance of $1,174 and $1,070, respectively	13,629	14,834
Cash and cash equivalents	18,890	16,962
Restricted cash	16,904	3,593
Intangibles, net	19,725	18,872
Other assets, net	26,237	24,294

Total assets	$3,187,760	$3,102,634

Liabilities and Stockholders’ Equity
Bank line of credit	$115,300	$300,100
Senior unsecured notes	1,284,476	1,046,690
Mortgage debt	165,933	139,416
Accounts payable and accrued liabilities	62,764	59,905
Deferred revenue	18,430	15,300
Total liabilities	1,646,903	1,561,411

Minority interests	120,436	121,781
Stockholders’ equity:
Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized; 135,629,718 and 133,658,318 shares issued and outstanding, respectively	135,630	133,658
Additional paid-in capital	1,440,380	1,403,335
Cumulative net income	1,434,594	1,348,089
Cumulative dividends	(1,863,313)	(1,739,859)
Other equity	(12,043)	(10,954)

Total stockholders’ equity	1,420,421	1,419,442

Total liabilities and stockholders’ equity	$3,187,760	$3,102,634

HEALTH CARE PROPERTY INVESTORS, INC.

Projected Funds From Operations (1)

(Unaudited)

PROJECTED FUTURE OPERATIONS (Full Year 2005):

	Low	High
Diluted earnings per common share	$1.04	$1.08
Gain on real estate dispositions	(0.11)	(0.11)
Real estate depreciation and amortization	0.83	0.83
Joint venture adjustments	0.06	0.06

Diluted funds from operations per common share (2)	$1.82	$1.86

(1)          The foregoing projections involve numerous assumptions including rental rates, occupancy levels and selling prices of properties, the sale of certain securities in an operator in our existing portfolio, as well as real estate acquisition and disposition related volume, yields and timing. The projection ranges do not include the effects of any future impairments. By definition, FFO does not include real estate-related depreciation and amortization or gains and losses associated with real estate disposition activities, but does include impairment charges. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. The aforementioned ranges represent management’s best estimate of results based upon the underlying assumptions as of the date of this press release.

(2)          The Company believes that Diluted Funds From Operations per common share is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.  A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

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